TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Global Long/Short Equity

The following information supplements and amends information concerning Transamerica Global Long/Short Equity:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Global Long/Short Equity effective on or about July 24, 2017. Effective immediately, the fund is closed to new investments.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash. After that conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund on or about July 24, 2017, all references to Transamerica Global Long/Short Equity are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

July 13, 2017